SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                      December 3, 2001

                                                   China Broadband Corp.

(Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

(State or Other Jurisdiction of Incorporation)

0-28345                                                                                                                   72-1381282 (Commission File Number)                                                         (IRS Employer Identification No.)

1980, 440-2 Ave. SW, Calgary, Alberta, Canada                                      T2P 5E9

(Address of Principal Executive Offices)                                                   (Zip Code)

(403) 234-8885

(Registrant's Telephone Number, Including Area Code)

(Former name or Former Address, if Changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

Not Applicable

Item 2.   Acquisition or Disposition of Assets.

Not Applicable

Item 3.   Bankruptcy or Receivership.

Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.

Not Applicable

Item 5.   Other Events.

On December 14, 2001, Mr. Richard Dugal was appointed to the board of directors of China Broadband Corp.

On January 26, 2001, Mr. Yves Mordacq was appointed to the board of directors of China Broadband Corp.

Item 6.   Resignations of Registrant's Directors.

On December 3, 2001, Mr. John Brooks resigned from the board of directors of China Broadband Corp.

On December 5, 2001, Mr. Ian Aaron resigned from the board of directors of China Broadband Corp. and from the board of directors of Big Sky Network Canada Ltd. (a wholly owned subsidiary of China Broadband Corp.). On this same date, Mr. Aaron took a position on the Company's Advisory Board.

On December 5, 2001, Mr. Richard Hurwitz resigned from the board of directors of China Broadband Corp. and took a position on the Company's Advisory Board.

Item 7.   Financial Statements and Exhibits.

Not Applicable

Item 8.   Change in Fiscal Year.

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND CORP (Registrant)
Date January 31, 2002	By: /s/ Thomas G. Milne Name: Thomas G. Milne Title: Chief Financial Officer, Secretary and Director